UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): January 9, 2006

                      MYRIAD ENTERTAINMENT & RESORTS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-24640                    64-0872630
         --------                     -------                    ----------
     (State or other                (Commission                (I.R.S. Employer
     jurisdiction of                File Number)               Identification
     incorporation)                                            Number)

                                   Suite 1000
                          10050-112 Street, 10th Floor
                        Edmonton, Alberta, Canada T5K 2J1
          -------------------------------------------------------------
         (Address of Principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:               (780) 431-0086
                                                                  --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

ITEM 7.01.  REGULATION FD DISCLOSURE.

         On January 9, 2006, Myriad Entertainment & Resorts, Inc., a Delaware corporation (the "Registrant"), the holder of a thirty-three percent (33%) membership interest in Myriad World Resorts of Tunica, LLC, a Mississippi limited liability company (Myriad-Tunica), submitted certain background information relating to its involvement in the Myriad Botanical Resort project (the "Myriad Project") to the Memphis Business Journal. The Memphis Business Journal had indicated that it would be publishing an article relating to the Myriad Project.

         The Myriad Project is a multi-attraction themed resort designed to be an international destination, including a cable supported structure covering its 18-hole golf course. The Myriad Project will emphasize the spirit and history of Mississippi and the Mississippi River - the Heartland of America and is contemplated to be situated on 540 acres along the Mississippi River in Tunica County, Mississippi.

         A copy of the background information submitted to the Memphis Business Journal is attached as Exhibit 99.1 to this report.

         A copy of the article published in the January 13, 2006 print edition of the Memphis Business Journal is attached as Exhibit 99.2 to this report.

         The disclosure in this Item 7.01 is being furnished and will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits.

                  99.1 Background Information submitted to Memphis Business Journal as of January 9, 2006

                  99.2 Article published in the January 13, 2006 print edition of the Memphis Business Journal

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            MYRIAD ENTERTAINMENT & RESORTS, INC.
                                            ------------------------------------
                                            (Registrant)

Date: January 16, 2006.                      By: /s/ Scott Hawrelechko
                                                --------------------------------
                                                Scott Hawrelechko,
                                                President and CEO